U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2012

TEMPCO, INC.

(Name of Small Business Issuer as Specified in Its Charter)

Nevada	001-10320	13-3465289
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7625 East Via Del Reposo

Scottsdale, AZ 85258

(Address of principal executive offices)

(480) 272-8745

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

Tempco, Inc. (the “Registrant”) has entered into a Second Amendment to Regional Development Deposit Agreement (the “2nd Amendment”) with Esio Franchising, LLC (“EFC”), effective November 1, 2012. This 2nd Amendment delays the dates upon which the Registrant must purchase its second and subsequent regional franchise developer areas from EFC for an additional three months from November 1, 2012. The expiration dates for the five regional areas commence on February 1, 2013 with the next region option expiring every 3 months thereafter through December 1, 2013. The Registrant paid $25,000 to EFC for this region option extension, of which $22,500 will be credited against the purchase price of a region the Registrant acquires from EFC on or before February 1, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Second Amendment To Regional Developer Deposit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2012	Tempco, Inc.

By: /s/ Anthony Silverman
Anthony Silverman, President and Chief Executive Officer